UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 20, 2020

COMPASS DIVERSIFIED HOLDINGS
(Exact name of registrant as specified in its charter)

Delaware	001-34927	57-6218917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

COMPASS GROUP DIVERSIFIED HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	001-34926	20-3812051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
301 Riverside Avenue, Second Floor, Westport, CT 06880
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (203) 221-1703

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Shares representing beneficial interests in Compass Diversified Holdings	CODI	New York Stock Exchange
Series A Preferred Shares representing Series A Trust Preferred Interest in Compass Diversified Holdings	CODI PR A	New York Stock Exchange
Series B Preferred Shares representing Series B Trust Preferred Interest in Compass Diversified Holdings	CODI PR B	New York Stock Exchange
Series C Preferred Shares representing Series C Trust Preferred Interest in Compass Diversified Holdings	CODI PR C	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 7    Regulation FD
Item 7.01    Regulation FD Disclosure
On April 20, 2020, Compass Group Diversified Holdings LLC (the “Company”) and Compass Diversified Holdings (“Holdings” and, together with the Company, collectively “CODI,” “us” or “we”) issued a press release announcing the closing (the “Closing”), on April 20, 2020, of the previously announced transaction, whereby, Wheelhouse Holdings Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Buyer”), acquired Marucci Sports, LLC, a Delaware limited liability company (“Marucci”), pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), by and among, Buyer, Marucci, Wheelhouse Holdings Merger Sub LLC, a Delaware limited liability company and a wholly owned Subsidiary of Buyer (“Merger Sub”), and, Wheelhouse 2020 LLC, (in its capacity as the representative of the unit holders and option holders of Marucci). Pursuant to the Merger Agreement, Merger Sub merged with and into Marucci (the “Merger”) such that the separate existence of Merger Sub ceased, with Marucci surviving the Merger as a subsidiary of Buyer. A copy of the press release is attached as Exhibit 99.1 hereto.

The foregoing description of the press release is qualified in its entirety by reference to the complete text of the press release furnished as Exhibit 99.1 hereto, which is incorporated by reference herein. The information in this Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth in such filing.

Section 8    Other Events
Item 8.01    Other Events
CODI acquires and manages small to middle market businesses in the ordinary course of its business. The following description relates to the recent acquisition of one such business.

Marucci Sports, LLC
On April 20, 2020 (the “Closing Date”), Buyer, through the Merger Sub, completed its merger with Marucci pursuant to the Merger Agreement (the “Transaction”). Upon the completion of the Transaction, Marucci became a wholly owned subsidiary of Buyer and an indirect subsidiary of the Company. The Company paid a purchase price of approximately $200 million, before working capital and certain other adjustments, at the Closing (the “Purchase Price”) in connection with the Transaction. The Company funded the Purchase Price through a draw on its revolving credit facility. The Company’s initial equity ownership in Buyer will be approximately 92%, as certain existing stakeholders in Marucci have invested in Buyer alongside the Company.
Concurrent with the Closing, the Company provided a credit facility to Marucci, as borrower, pursuant to which a secured revolving loan commitment and secured term loan were made available to Marucci (the “Marucci Credit Agreement”). The initial amount outstanding under these facilities on the Closing Date was approximately $41.5 million. The loans advanced under the Marucci Credit Agreement to Marucci are guaranteed by Buyer as well as the subsidiaries of Marucci (collectively, the “Guarantors”) and are secured by security interests in substantially all the assets and properties of Marucci and Guarantors, including a pledge by Buyer of all of the equity interests in Marucci and a pledge by Marucci of all of the equity interests in its subsidiaries. In addition to being similar to the terms and conditions of the credit facilities in place with its existing subsidiary businesses, the Company believes that the agreed terms of the loans are fair and reasonable given the leverage and risk profile of Marucci and its subsidiaries.

The foregoing brief description of the Transaction is not meant to be exhaustive and is qualified in its entirety by, the full text of the Merger Agreement, which is incorporated herein by reference to Exhibit 99.1 to CODI’s Current Report on Form 8-K filed on March 9, 2020.

Section 9    Financial Statements and Exhibits
Item 9.01    Financial Statements and Exhibits
(a)     Financial statements of the businesses acquired

To the extent required by this item, historical financial statements for the Transaction referenced in Item 8.01 above will be filed in an amendment to this Current Report on Form 8-K no later than 71 calendar days after the date of this report is due.

(b)     Pro forma financial information

To the extent required by this item, pro forma financial information relating to the Transaction referenced in Item 8.01 above will be filed in an amendment to this Current Report on Form 8-K no later than 71 calendar days after the date of this report is due.

(d) Exhibits.

99.1	Press Release dated April 20, 2020 announcing the closing of the Transaction

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 20, 2020	COMPASS DIVERSIFIED HOLDINGS

	By:	/s/ Ryan J. Faulkingham

Ryan J. Faulkingham
Regular Trustee
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 20, 2020	COMPASS GROUP DIVERSIFIED HOLDINGS LLC

	By:	/s/ Ryan J. Faulkingham

Ryan J. Faulkingham
Chief Financial Officer